Page 45

                                                                    EXHIBIT 23.1

                         CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report dated November 15, 1996, incorporated by reference in this Form 10-K, into the Company's previously filed Registration Statement Nos. 33-36921 and 33-52065 on Form S-8.

                                              /s/ ARTHUR ANDERSEN LLP
                                                  ARTHUR ANDERSEN LLP

Houston, Texas
December 20, 1996